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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21448

                          Pioneer Tax Advantaged Balanced Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2006 through May 31, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


-------------------------------------------------------------------------------


                                     PIONEER
                                   -----------
                                 TAX ADVANTAGED

                                    BALANCED

                                      TRUST

                                   Semiannual

                                     Report

                                     5/31/07


                              [LOGO] PIONEER
                                     Investments

Table of Contents
-------------------------------------------------------------------------------

Letter to Shareowners                                                         2

Portfolio Summary                                                             4

Prices and Distributions                                                      5

Performance Update                                                            6

Portfolio Management Discussion                                               7

Schedule of Investments                                                      12

Financial Statements                                                         27

Notes to Financial Statements                                                32

Trustees, Officers and Service Providers                                     43

                                                                    President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. Those were particularly useful guides during the past year, as U.S. and global stock and bond markets grew strongly during the period.

In the 12 months ending May 31, 2007, global stock markets were supported by relatively low short-term interest rates and generally strong economies. The U.S. stock market, as measured by the Standard & Poor's 500 Stock Index, gained approximately 23% over the 12-month period. International developed and emerging markets equities performed even better, with MSCI's indexes of those regions rising approximately 27% and 39%, respectively. The general U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned roughly 7%. The high yield market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned approximately 13% during the same period.

While still strong, the rate of U.S. economic growth has slowed over the past year. That was due in large part to a slowdown in new home construction and in part to the lagging effects of rising energy and commodity prices as well as rising short-term interest rates. But slowing economic activity is also due in part to the natural maturation of the cyclical expansion as U.S. factories approach full utilization and the labor markets approach full employment.

We have enjoyed a cyclical recovery with strong economic growth, and while U.S. economic growth has slowed, we believe that continuing growth at a slower rate appears to be more likely than a recession. The Federal Reserve Board has indicated a reduced likelihood of future rate hikes, but continues to highlight its commitment to keeping inflationary pressures contained. This is in keeping with "best practices" among the world's central banks: low and stable inflation is believed to be the best backdrop for stable economic growth and low average unemployment.

In Europe, healthy labor markets are supporting growing consumption and solid GDP growth, helped by productivity gains and a positive operating environment for European companies that are finding strong export markets for their goods and services around the globe. European inflationary pressures appear to be largely under control, with

Letter

the European Central bank remaining strongly vigilant. Japanese economic growth continues to make progress, and the country has become a more attractive market as deflationary problems recede. Economic growth in emerging market countries remains faster than in the developed world as they continue to "catch up." Leading the way is China, which continues its rise as a world economic power.

Looking forward, we believe that the overall climate for investors generally will continue to be positive, although valuations are less attractive than they were a year ago and a correction after a period of strong performance is possible. Sudden swings in the markets are always to be expected. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage shareholders to work closely with their financial advisor to find the mix of stocks, bonds and money market assets that is aligned to their particular risk tolerance and investment objective.

Respectfully,

/S/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider the Trust's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read the information carefully.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
PORTFOLIO SUMMARY 5/31/07
-------------------------------------------------------------------------------

Portfolio Maturity
-------------------------------------------------------------------------------
(As a percentage of total debt holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

0-1  Year                                                                  3.3%
1-3  Years                                                                 6.0%
3-6  Years                                                                56.9%
6-8  Years                                                                10.0%
8-10 Years                                                                 1.5%
10+  Years                                                                22.3%

Portfolio Diversification
-------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Tax Exempt Obligations                                                    51.9%
Common Stocks                                                             27.9%
Non-Convertible Preferred Stocks                                          18.4%
Convertible Preferred Stocks                                               1.7%
Temporary Cash Investment                                                  0.1%

The portfolio is actively managed, and current holdings may be different.

10 Largest Holdings
-------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

1.   Verizon Communications, Inc.                                         2.74%
2.   Loews Corp. - Carolina Group                                         2.08
3.   Atmos Energy Corp.                                                   1.98
4.   Windstream Corp.                                                     1.84
5.   Georgia Municipal Electric Authority Power Revenue, RIB,
     6.548%, 1/1/20 (144A)                                                1.77
6.   Merck & Co., Inc.                                                    1.76
7.   Golden State Tobacco Securitization Corp., RIB, 5.11%,
     6/1/45 (144A)                                                        1.62
8.   Bristol-Myers Squibb Co.                                             1.55
9.   Altria Group, Inc.                                                   1.48
10.  Washington Mutual, Inc.                                              1.39

 * This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
-------------------------------------------------------------------------------

Share Prices and Distributions
-------------------------------------------------------------------------------

Market Price                   5/31/07        11/30/06
per Common Share               $15.23         $14.00

Net Asset Value                5/31/07        11/30/06
per Common Share               $16.50         $16.17

                                Net
Distributions                Investment      Short-Term            Long-Term
per Common Share              Income       Capital Gains          Capital Gains
(12/1/06 - 5/31/07)           $0.3659        $  -                  $0.0116

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/07
-------------------------------------------------------------------------------

Investment Returns
-------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Tax Advantaged Balanced Trust at public offering price, compared to that of the Lehman Brothers Municipal Bond Index and the S&P 500 Index.

Cumulative Total Returns
(As of May 31, 2007)
                                Net Asset                Market
Period                         Value (NAV)               Price
Life-of-Trust
(1/30/04)                         38.88%                  22.46%
1 Year                            17.57                   29.47
-------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART]

Value of $10,000 Investment

                           Lehman
             Pioneer Tax   Brothers    Standard &
             Advantaged    Municipal   Poor's
             Balanceed     Bond        500
             Trust         Index       Index
1/04         $10,000       $10,000     $10,000
5/04          $8,123        $9,840      $9,964
5/05          $9,487       $10,623     $10,784
5/06          $9,459       $10,824     $11,715
5/07         $12,246       $11,349     $14,383

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparisons begin January 31, 2004. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or charges. You cannot invest directly in an Index.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/07
-------------------------------------------------------------------------------

During the six months ended May 31, 2007, shareowners in Pioneer Tax Advantaged Balanced Trust benefited from the performance of two high-quality asset classes
- municipal bonds and dividend-paying stocks. Over the period, the Trust's well-diversified portfolio provided a dividend yield that was greater than those of the S&P 500 Index and the Dow Jones Industrial Average. In most instances, the dividends received from the bonds in the portfolio are exempt from federal taxes; and the dividends derived from the portfolio's equities are likely to qualify for the more favorable federal income tax rate of 15%. In the following interview, David Eurkus, who is responsible for the Trust's fixed-income portion, and Walter Hunnewell, Jr., who is responsible for the Trust's equity portion, discuss the Trust's investment strategy and outlook.

Q:   How did the Trust perform during the period?

A: For the six months ended May 31, 2007, Pioneer Tax Advantaged Balanced Trust returned 4.71% at net asset value and 11.63% at market price. As of May 31, 2007, the Trust was selling at a discount of market price to net asset value of 7.70%, compared with a discount of 16.20% on May 31, 2006. For the same period, the Lehman Brothers Municipal Bond Index returned 0.30%, and the S&P 500 Index returned 10.29%. Unlike open-end funds, a closed-end fund's share price goes up and down based on supply and demand, independent of a fund's net asset value, or NAV, per share. It isn't unusual to find closed-end funds trading at a discount. At the end of the period, closed-end funds on average were trading at a discount to their actual net asset value.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     Information regarding the Trust's principal investment risks is contained in the Trust's prospectus. Please refer to those documents when considering the Trust's risks.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/07                            (continued)
-------------------------------------------------------------------------------

     There can be no assurance as to the portion of the Trust's dividends that will be tax-exempt or tax-qualified.

     A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

     The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

     The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 331/3% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Q:   What strategies did you use in managing the Trust?

A: We continued to focus on providing income with about a 55%/45% mix of municipal bonds and dividend-paying equity securities. In the fixed-income portion of the Trust, we maintained our emphasis on sectors that are vital components of the U.S. economy. The biggest positions were in health care, education and various other revenue bonds on which the payment of interest and principal depends on revenues generated from the particular asset that the bond was issued to finance. About 23% of the municipal bonds in the portfolio were insured, which means that the interest and principal of these AAA-rated securities are guaranteed by private insurance companies. About 11.5% of the Trust's fixed-income assets were invested in below investment-grade bonds, which outperformed other types of fixed-income assets. On May 31, 2007, the Trust had 121 fixed-income issues in 36 states, territories and the

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     District of Columbia. The average credit quality of the fixed-income holdings was A-, compared with A six months ago.

     In the equity portion of the Trust, we inevitably gravitate to sectors that tend to pay the biggest dividends. When selecting individual securities, we focus on well-established corporations that offer attractive current dividend yields and the best potential for future dividend growth and price appreciation. In addition to owning common equities, we balance our dividend income mandate by owning higher-yielding preferred stocks. This resulted in an approximately equal split between common and preferred stocks. Because of the favorable interest-rate environment, several of our preferred stocks were called; and we invested the proceeds from the called securities in select common and preferred equities with the potential for high current dividend yields and improving creditworthiness.

     During the reporting period, we made adjustments to the Fund's portfolio. Among equities, we eliminated our position in Ameren, a large regulated electricity and natural gas utility, on concerns about adverse regulatory developments in its important Chicago market. After a strong run-up, we trimmed our overweight in AT&T and used the proceeds to add to Verizon, which we believe may now be in a better position for longer-term earnings growth. We sold ServiceMaster, a provider of cleaning, lawn and pest control services to commercial and consumer customers, when it became the target of a leveraged takeover bid. We took gains in smokeless tobacco manufacturer UST when it reached our target price, and we purchased Altria Group, before it spun off its Kraft Foods subsidiary. We added to Washington Mutual, a position that we had trimmed on price strength last year but now view as attractively priced given the market's strong adverse reaction to sub-prime mortgage woes.

     On May 31, 2007, 27% of the Trust was leveraged, which means that we borrowed funds at lower rates and invested those funds in high-yielding securities. Our leveraging strategy has aided return for several years. Over the first half of the fiscal year, short-term rates showed little volatility; however, a rise in short-term rates in the future would add to the Trust's borrowing costs, and the ability to sustain present dividend levels could be affected. Should short-term rates decline, the cost of borrowing would go down, providing the Trust with a modest amount of additional income.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/07                            (continued)
-------------------------------------------------------------------------------

Q:   What contributed to performance?

A: Being fully invested and maintaining a longer duration than our fixed-income benchmark, the Lehman Brothers Municipal Bond Index, contributed to both the Trust's tax-free income and principal appreciation. (Duration measures a bond's price sensitivity to interest-rate movements.) In addition, demand for municipal securities was robust, boosting the value of the portfolio's securities. Our holdings in below investment-grade bonds also aided return.

     Stock investments in the telecommunications, consumer staples and health care sectors were the largest contributors to total return. In telecommunications, AT&T and Verizon were standout performers, returning 24% and 27%, respectively, during the reporting period as the market cheered industry consolidation and the potential for growth from telecommunications and residential video products. Other companies with notable performance included Carolina Group (+26%), the tobacco tracking stock of Lowes, Bristol-Myers Squibb (+25%) and Merck & Co. (+20%).

Q:   What detracted from performance?

A: Among our municipal bond investments, there were no notable detractors from performance; however, the higher quality bonds in the portfolio underperformed the lower quality securities, which accounted for only about 10% of the Trust's assets.

     Adverse stock selection in the marginally weighted energy sector was negative for return. For example, Duke Energy's natural gas spin-off, Spectra Energy, declined almost 7.0% during the reporting period. Other holdings that were disappointing included: Kimball International, a manufacturer of office and health care furniture; TrustCo Bank, which was adversely affected by the flat yield-curve environment; and our SLM preferred holding, which was volatile in the wake of its announced leveraged acquisition.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Q:   What is your outlook?

A: We believe the trend of the economy may be stronger than previously thought; and while the Federal Reserve has kept interest rates at 5.25%, the central bank continues to express concerns about the potential for accelerating inflation. Over the last few weeks, we have seen intermediate and long-term market interest rates rise. If this trend continues, there would be more opportunity to increase the portfolio's yield. As always, we will continue to seek relatively high levels of current income from fixed-income and dividend-producing preferred and common stocks, while maintaining our strong emphasis on quality.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/07 (unaudited)
-------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                             Value
                               TAX EXEMPT OBLIGATIONS - 70.9% of Net Assets
                               Alabama - 2.0%
$  2,990,000+    AAA/Aaa       Birmingham Waterworks & Sewer Revenue,
                                5.0%, 1/1/43                                     $   3,150,413
   5,000,000     NR/NR         Huntsville-Redstone Village Special Care
                                Facilities Financing Authority, 5.5%, 1/1/43         4,895,800
   1,500,000     NR/NR         Sylacauga Health Care Authority Revenue,
                                6.0%, 8/1/35                                         1,564,710
                                                                                 -------------
                                                                                 $   9,610,923
                                                                                 -------------
                               Arizona - 0.9%
   1,000,000     BBB/Baa1      Maricopa County Hospital Revenue,
                                5.0%, 4/1/35                                     $   1,003,920
     470,000+    NR/Baa3       Pima County Industrial Development Authority,
                                6.375%, 7/1/31                                         528,379
     530,000     NR/Baa3       Pima County Industrial Development Authority,
                                6.375%, 7/1/31                                         569,946
     995,000     NR/Baa3       Pima County Industrial Development Authority,
                                6.75%, 7/1/31                                        1,062,322
   1,000,000     NR/NR         Pima County Industrial Development Authority,
                                7.5%, 7/1/34                                         1,085,460
                                                                                 -------------
                                                                                 $   4,250,027
                                                                                 -------------
                               California - 3.4%
   1,000,000     A/A2          California Health Facilities Authority Revenue,
                                5.25%, 7/1/23                                    $   1,037,040
   4,000,000+    AAA/Aaa       Golden State Tobacco Securitization Corp.,
                                6.75%, 6/1/39                                        4,602,360
   9,655,000(a)  NR/A3         Golden State Tobacco Securitization Corp.,
                                RIB, 5.11%, 6/1/45 (144A)                           10,468,820
                                                                                 -------------
                                                                                 $  16,108,220
                                                                                 -------------
                               Colorado - 0.6%
   3,000,000     NR/NR         Colorado Educational & Cultural Facilities
                                Authority Revenue, 5.5%, 6/1/37                  $   3,000,000
                                                                                 -------------
                               Connecticut - 1.2%
   4,190,000     BBB-/Baa1     Connecticut State Development Authority
                                Pollution Control Revenue, 5.85%, 9/1/28         $   4,356,971
   1,500,000     BB/NR         Mohegan Tribe Indians Gaming Authority,
                                5.25%, 1/1/33                                        1,544,910
                                                                                 -------------
                                                                                 $   5,901,881
                                                                                 -------------
                               District of Columbia - 0.9%
   4,000,000     BBB/Baa3      District of Columbia Tobacco Settlement
                                Financing Corp., 6.75%, 5/15/40                  $   4,387,440
                                                                                 -------------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                             Value
                               Florida - 4.5%
$  1,105,000     A+/A2         Highlands County Health Facilities Authority
                                Revenue, 5.0%, 11/15/24                          $   1,127,111
   5,000,000+    NR/A2         Highlands County Health Facilities Authority
                                Revenue, 6.0%, 11/15/25                              5,490,800
   5,000,000     BB/NR         Lee County Industrial Development Authority
                                Revenue, 5.25%, 6/15/27                              4,981,450
   2,000,000     BB/NR         Lee County Industrial Development Authority
                                Revenue, 5.375%, 6/15/37                             1,995,500
     600,000     NR/NR         Madison County First Mortgage Revenue,
                                6.0%, 7/1/25                                           619,212
   2,025,000     BB+/NR        Miami Beach Health Facilities Authority,
                                5.375%, 11/15/28                                     2,043,346
     500,000     BB+/Ba1       Miami Beach Health Facilities Authority,
                                6.7%, 11/15/19                                         541,860
   3,970,000(a)  NR/Aaa        Tampa-Hillsborough County Expressway
                               Authority Revenue, RIB, 5.842%,
                                7/1/23 (144A)                                        4,642,994
                                                                                 -------------
                                                                                 $  21,442,273
                                                                                 -------------
                               Georgia - 4.0%
   2,000,000     AAA/Aaa       Burke County Development Authority Revenue,
                                4.75%, 5/1/34                                    $   2,011,820
   9,580,000(a)  NR/Aaa        Georgia Municipal Electric Authority Power
                               Revenue, RIB, 6.548%, 1/1/20 (144A)                  11,471,284
   2,500,000     BBB/NR        Milledgeville-Baldwin County Development
                               Authority Revenue, 5.5%, 9/1/24                       2,659,950
   2,500,000     BBB/NR        Milledgeville-Baldwin County Development
                               Authority Revenue, 5.625%, 9/1/30                     2,677,450
                                                                                 -------------
                                                                                 $  18,820,504
                                                                                 -------------
                               Illinois - 3.8%
   3,000,000     AAA/Aaa       Chicago Illinois General Obligation,
                                5.0%, 1/1/28                                     $   3,113,970
   4,580,000     NR/Baa1       Illinois Development Finance Authority
                               Revenue, 5.25%, 10/1/24                               4,806,847
   5,000,000     AA+/Aaa       Illinois Educational Facilities Authority
                               Revenue, 5.0%, 12/1/38                                5,168,000
   2,000,000     AA+/Aa2       Illinois Finance Authority Revenue,
                                5.5%, 8/15/43                                        2,153,640
   2,055,000(a)  NR/Aa2        Illinois Finance Authority Revenue, RIB,
                                7.493%, 8/15/43 (144A)                               2,591,745
                                                                                 -------------
                                                                                 $  17,834,202
                                                                                 -------------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/07                                    (continued)
-------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                             Value
                               Indiana - 0.9%
  $4,135,000     BBB/Ba1       Indiana State Development Finance Authority
                                Revenue, 5.75%, 10/1/11                          $   4,273,688
                                                                                 -------------
                               Iowa - 0.8%
   4,000,000     NR/NR         Iowa Financing Authority Senior Housing
                                Revenue, 5.625%, 12/1/45                         $   3,916,800
                                                                                 -------------
                               Kansas - 0.6%
     750,000     NR/NR         Manhattan Health Care Facilities Revenue,
                                5.125%, 5/15/37                                  $     737,797
   2,000,000     NR/NR         Manhattan Health Care Facilities Revenue,
                                5.125%, 5/15/42                                      1,962,000
                                                                                 -------------
                                                                                 $   2,699,797
                                                                                 -------------
                               Louisiana - 1.9%
   8,335,000     BBB/Baa3      Tobacco Settlement Financing Corp.,
                                5.875%, 5/15/39                                  $   8,918,867
                                                                                 -------------
                               Maryland - 1.7%
   3,000,000     BBB-/Baa3     Frederick County Educational Facilities
                                Revenue, 5.625%, 9/1/38                          $   3,186,330
   1,000,000     NR/NR         Maryland State Economic Development
                                Revenue, Series A, 5.00%, 12/1/16                    1,015,880
     750,000     NR/NR         Maryland State Economic Development
                                Revenue, Series B, 5.00%, 12/1/16                      761,910
   1,000,000     NR/NR         Maryland State Economic Development
                                Revenue, 5.00%, 12/1/31                              1,003,750
   2,000,000     A/A2          Maryland State Health & Higher Educational
                                Facilities Authority Revenue,
                                5.125%, 7/1/34                                       2,048,200
                                                                                 -------------
                                                                                 $   8,016,070
                                                                                 -------------
                               Massachusetts - 3.9%
   2,000,000     AA+/Aa1       Massachusetts Health & Educational Facilities
                                Authority Revenue, 5.0%, 7/1/33                  $   2,075,260
   1,550,000     BBB-/Baa3     Massachusetts Health & Educational Facilities
                                Authority Revenue, 5.25%, 7/15/18                    1,573,048
   1,600,000     BBB/NR        Massachusetts Health & Educational Facilities
                                Authority Revenue, 5.45%, 11/15/23                   1,629,440
   2,120,000     BBB/Baa3      Massachusetts Health & Educational Facilities
                                Authority Revenue, 5.625%, 7/1/20                    2,169,841
     900,000     BBB/Baa3      Massachusetts Health & Educational Facilities
                                Authority Revenue, 6.25%, 7/1/22                       973,728


14    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                             Value
                               Massachusetts - (continued)
  $2,750,000     BBB/Baa2      Massachusetts Health & Educational Facilities
                                Authority Revenue, 6.625%, 7/1/32                $   2,976,298
   2,000,000     A/NR          Massachusetts State Development Finance
                                Agency, 5.0%, 3/1/36                                 2,048,260
     500,000     BBB-/NR       Massachusetts State Development Finance
                                Agency, 5.5%, 1/1/35                                   510,850
   1,100,000     BBB/Baa2      Massachusetts State Development Finance
                                Agency, 5.625%, 10/1/24                              1,175,790
   1,000,000     BBB/Baa2      Massachusetts State Development Finance
                                Agency, 5.7%, 10/1/34                                1,064,160
   2,000,000+    AAA/Aaa       University of Massachusetts Building Authority
                                Project Revenue, 5.25%, 11/1/29                      2,171,040
                                                                                 -------------
                                                                                 $  18,367,715
                                                                                 -------------
                               Michigan - 2.1%
   5,000,000     BB/NR         Macomb County Hospital Finance Authority
                                Revenue, 5.875%, 11/15/34                        $   5,283,850
   1,600,000     NR/NR         Meridian Economic Development Corporate
                                Ltd. Obligation Revenue, 5.25%, 7/1/26               1,598,208
   2,000,000     NR/NR         Michigan State Hospital Finance Authority
                                Revenue, 5.25%, 11/15/25                             2,029,820
   1,000,000     NR/NR         Michigan State Hospital Finance Authority
                                Revenue, 5.5%, 11/15/35                              1,033,060
                                                                                 -------------
                                                                                 $   9,944,938
                                                                                 -------------
                               Minnesota - 0.8%
   2,000,000     A-/NR         Duluth Economic Development Authority
                                Health Care Facilities Revenue,
                                5.25%, 2/15/28                                   $   2,056,700
   1,500,000     A-/NR         Duluth Economic Development Authority
                                Health Care Facilities Revenue,
                                5.25%, 2/15/33                                       1,541,655
                                                                                 -------------
                                                                                 $   3,598,355
                                                                                 -------------
                               Missouri - 0.4%
   1,720,000     AA/Aa3        Missouri State Health & Educational Authority
                                Health Facilities Revenue, 5.25%, 8/15/28        $   1,808,236
                                                                                 -------------
                               Montana - 0.2%
   1,000,000     NR/A3         Montana Finance Authority Hospital Facilities
                                Revenue, 5.0%, 6/1/24                            $   1,017,120
                                                                                 -------------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/07 (unaudited)                        (continued)
-------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                             Value
                               Nebraska - 1.2%
$  4,980,000(a)  NR/Aaa        Nebraska Public Power District Revenue, RIB,
                                5.839%, 1/1/41 (144A)                            $   5,606,484
                                                                                 -------------
                               Nevada - 0.3%
   1,500,000     A/A2          Henderson Nevada Health Care Facilities
                                Revenue, 5.625%, 7/1/24                          $   1,588,260
                                                                                 -------------
                               New Hampshire - 0.6%
   1,800,000+    NR/NR         New Hampshire Business Finance Authority
                                Revenue, 6.05%, 9/1/29                           $   1,873,242
   1,000,000     A+/A2         New Hampshire Health & Education Facilities
                                Authority Revenue, 5.75%, 10/1/31                    1,060,950
                                                                                 -------------
                                                                                 $   2,934,192
                                                                                 -------------
                               New Jersey - 7.0%
   1,250,000     BBB/Baa3      Camden County Improvement Authority
                                Revenue, 5.75%, 2/15/34                          $   1,334,063
   5,920,000(a)  NR/Aaa        Garden State Preservation Trust, RIB,
                                8.345%, 11/1/22 (144A)                               8,313,101
     710,000     NR/NR         New Jersey Economic Development Authority
                                Revenue, 5.75%, 1/1/25                                 729,255
   1,000,000     NR/NR         New Jersey Economic Development Authority
                                Revenue, 5.875%, 1/1/37                              1,029,370
   1,000,000     BB/Ba2        New Jersey Health Care Facilities Financing
                                Authority Revenue, 5.125%, 7/1/14                      969,650
   5,000,000     BBB/Baa1      New Jersey Health Care Facilities Financing
                                Authority Revenue, 5.375%, 7/1/33                    5,157,900
   3,500,000     NR/NR         New Jersey Health Care Facilities Financing
                                Authority Revenue, 7.25%, 7/1/27                     3,607,275
   9,000,000     BBB/Baa3      Tobacco Settlement Financing Corp.,
                                5.0%, 6/1/41                                         8,787,240
   3,000,000+    AAA/Aaa       Tobacco Settlement Financing Corp.,
                                6.25%, 6/1/43                                        3,370,530
                                                                                 -------------
                                                                                 $  33,298,384
                                                                                 -------------
                               New Mexico - 0.5%
   1,000,000     AA/NR         Dona Ana County PILT Revenue,
                                5.25%, 12/1/25                                   $   1,051,190
   1,500,000     NR/A3         Farmington New Mexico Hospital Revenue,
                                5.0%, 6/1/23                                         1,522,110
                                                                                 -------------
                                                                                 $   2,573,300
                                                                                 -------------


16   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                             Value
                               New York - 3.1%
  $2,000,000     NR/NR         Dutchess County Industrial Development
                                Agency Revenue, 7.5%, 3/1/29                     $   2,213,180
   1,000,000     NR/Aa2        New York City Industrial Development Agency,
                                5.0%, 7/1/27                                         1,042,320
   1,000,000     NR/Aa2        New York City Industrial Development Agency,
                                5.25%, 7/1/24                                        1,068,140
   5,000,000     AA-/A1        Port Authority of New York & New Jersey
                                Revenue, 5.0%, 9/1/38                                5,208,500
   4,900,000     AAA/Aaa       Triborough Bridge & Tunnel Authority,
                                5.25%, 11/15/30                                      5,191,011
                                                                                 -------------
                                                                                 $  14,723,151
                                                                                 -------------
                               North Carolina - 0.7%
   1,000,000     AA/Aa3        North Carolina Capital Facilities Finance
                                Agency Student Revenue, 5.0%, 6/1/27             $   1,027,930
   1,000,000     AA/Aa3        North Carolina Capital Facilities Finance
                                Agency Student Revenue, 5.0%, 6/1/32                 1,025,510
   1,000,000     NR/NR         North Carolina Medical Care Commission
                                Health Care Facilities Revenue,
                                5.0%, 11/1/23                                        1,018,560
                                                                                 -------------
                                                                                 $   3,072,000
                                                                                 -------------
                               Ohio - 1.3%
   2,000,000     B-/B3         Cleveland Airport Special Revenue,
                                5.7%, 12/1/19                                    $   2,039,980
   3,000,000+    AAA/Aaa       Columbus City School District, 5.0%, 12/1/32          3,204,750
   1,000,000     AAA/Aaa       Hamilton County Hospital Facilities Revenue,
                                5.125%, 5/15/28                                      1,046,680
                                                                                 -------------
                                                                                 $   6,291,410
                                                                                 -------------
                               Oregon - 0.6%
   2,935,000     NR/Aaa        Oregon State Housing & Community Services
                                Department Multi-Family Revenue,
                                6.0%, 7/1/31                                     $   2,985,277
                                                                                 -------------
                               Pennsylvania - 3.7%
   5,000,000     BB+/Ba1       Delaware County Pennsylvania Industrial
                                Development Authority Revenue,
                                6.2%, 7/1/19                                     $   5,143,700
   5,000,000+    AAA/Aaa       Pennsylvania State Turnpike Commission Oil
                                Franchise Tax Revenue, 5.0%, 12/1/31                 5,307,200
   2,315,000+    A/NR          Sayre Health Care Facilities Authority Revenue,
                                5.875%, 12/1/31                                      2,517,794


 The accompanying notes are an integral part of these financial statements.  17

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/07 (unaudited)                        (continued)
-------------------------------------------------------------------------------

                  S&P/Moody's
Principal         Ratings
Amount            (unaudited)                                                            Value
                               Pennsylvania - (continued)
   $ 685,000     A/NR          Sayre Health Care Facilities Authority Revenue,
                                5.875%, 12/1/31                                  $     731,190
     280,000     B-/NR         Scranton-Lackawanna Health & Welfare
                                Authority Hospital Revenue, 5.9%, 7/1/08               283,259
     700,000     B-/NR         Scranton-Lackawanna Health & Welfare
                                Authority Hospital Revenue, 6.0%, 7/1/09               714,553
     460,000     B-/NR         Scranton-Lackawanna Health & Welfare
                                Authority Hospital Revenue, 6.05%, 7/1/10              469,563
   2,165,000     AA+/Aaa       Swarthmore Borough Authority College
                                Revenue, 5.0%, 9/15/31                               2,230,491
                                                                                 -------------
                                                                                 $  17,397,750
                                                                                 -------------
                               Puerto Rico - 3.2%
   8,000,000+    BBB+/Aaa      Puerto Rico Commonwealth Highway &
                                Transportation Authority Revenue,
                                5.125%, 7/1/43                                   $   8,611,440
   5,000,000     BBB-/Baa3     Puerto Rico Public Buildings Authority
                                Revenue, 5.25%, 7/1/33                               5,249,850
   1,000,000     BBB-/Ba1      Puerto Rico Public Finance Corp.,
                                5.75%, 8/1/27                                        1,062,390
                                                                                 -------------
                                                                                 $  14,923,680
                                                                                 -------------
                               Rhode Island - 1.1%
   1,640,000     BBB/Baa3      Tobacco Settlement Financing Corp.,
                                6.125%, 6/1/32                                   $   1,758,146
   3,100,000     BBB/Baa3      Tobacco Settlement Financing Corp.,
                                6.25%, 6/1/42                                        3,388,300
                                                                                 -------------
                                                                                 $   5,146,446
                                                                                 -------------
                               South Carolina - 3.7%
   6,000,000     A-/A3         Berkeley County School District Installment
                                Lease, 5.0%, 12/1/28                             $   6,170,880
   5,000,000     AAA/Aaa       Florence County Hospital Revenue,
                                5.25%, 11/1/34                                       5,282,450
   3,500,000     A+/A2         Lexington County Health Services District,
                                Inc., Hospital Revenue, 5.5%, 11/1/32                3,669,190
   2,500,000     A-/A3         South Carolina Jobs Economic Development
                                Authority Revenue, 5.5%, 11/15/23                    2,603,750
                                                                                 -------------
                                                                                 $  17,726,270
                                                                                 -------------
                               Tennessee - 0.5%
   2,500,000     NR/Ba2        Knox County Health Educational & Housing
                                Facilities Board Hospital Revenue,
                                6.5%, 4/15/31                                    $   2,569,825
                                                                                 -------------


18   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                             Value
                               Texas - 3.3%
$  1,552,000     NR/Aaa        Houston Housing Financing Corp.,
                                6.25%, 9/20/31                                   $   1,657,862
   2,885,000(a)  NR/Aaa        Houston Utility System Revenue, RIB,
                                6.71%, 5/15/24 (144A)                                3,535,625
   2,750,000     AAA/Aaa       Lower Colorado River Authority,
                                5.0%, 5/15/31                                        2,838,743
   1,711,000     NR/Aaa        Panhandle Regional Housing Finance Corp.,
                                6.6%, 7/20/31                                        1,864,015
   3,000,000     BBB/Baa2      Richardson Hospital Authority, 6.0%, 12/1/34          3,254,700
   1,000,000     BBB-/NR       Seguin Higher Education Facilities Corp.
                               Revenue, 5.0%, 9/1/23                                 1,017,560
   1,500,000     NR/Baa3       Texas State Student Housing Revenue,
                                6.5%, 9/1/34                                         1,608,480
                                                                                 -------------
                                                                                 $ 15,776,985
                                                                                 -------------
                               Vermont - 0.3%
   1,295,000     AA/Aa3        Vermont Educational & Health Buildings
                                Financing Agency Revenue, 5.0%, 7/1/24           $   1,331,480
                                                                                 -------------
                               Virginia - 2.1%
   1,500,000     NR/A3         Prince William County Industrial Development
                                Hospital Revenue, 5.2%, 10/1/26                  $   1,550,700
   3,925,000     NR/A3         Prince William County Industrial Development
                                Hospital Revenue, 5.35%, 10/1/36                     4,090,714
   4,000,000     A-/Baa1       Virginia College Building Authority Revenue,
                                5.0%, 6/1/26                                         4,137,680
                                                                                 -------------
                                                                                 $   9,779,094
                                                                                 -------------
                               Washington - 2.3%
   3,000,000     AAA/Aaa       King County Washington Sewer Revenue,
                                5.0%, 1/1/35                                     $   3,093,420
   7,000,000     BBB/Baa3      Tobacco Settlement Authority Revenue,
                                6.625%, 6/1/32                                       7,784,700
                                                                                 -------------
                                                                                 $  10,878,120
                                                                                 -------------
                               Wisconsin - 0.8%
   3,500,000     BBB+/NR       Wisconsin State Health & Educational
                                Facilities Authority Revenue, 5.6%, 2/15/29      $   3,594,255
                                                                                 -------------
                               TOTAL TAX-EXEMPT OBLIGATIONS
                               (Cost $319,604,668) (b)                           $ 336,113,419
                                                                                 -------------


The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/07 (unaudited)                        (continued)
-------------------------------------------------------------------------------

Shares                                                                    Value
             COMMON STOCKS - 38.1% of Net Assets
             Energy - 0.8%
             Oil & Gas Storage & Transportation - 0.8%
142,876      Spectra Energy Corp.                                 $   3,804,788
                                                                  -------------
             Total Energy                                         $   3,804,788
                                                                  -------------
             Materials - 0.8%
             Diversified Chemicals - 0.4%
 94,000      Olin Corp.                                           $   1,902,560
                                                                  -------------
             Diversified Metals & Mining - 0.4%
 56,012      Compass Minerals International, Inc.                 $   1,912,810
                                                                  -------------
             Total Materials                                      $   3,815,370
                                                                  -------------
             Consumer Services & Supplies - 0.7%
             Commercial Printing - 0.7%
 79,034      R.R. Donnelley & Sons Co.                            $   3,384,236
                                                                  -------------
             Total Consumer Services & Supplies                   $   3,384,236
                                                                 -------------
             Consumer Durables & Apparel - 1.3%
             Home Furnishings - 0.3%
 50,000      Bassett Furniture Industries, Inc.                   $     717,500
 31,486      Kimball International, Inc.                                429,784
                                                                  -------------
                                                                  $   1,147,284
                                                                  -------------
             Housewares & Specialties - 1.0%
166,444      Tupperware Corp.                                     $   4,811,896
                                                                  -------------
             Total Consumer Durables & Apparel                    $   5,959,180
                                                                  -------------
             Media - 1.1%
             Movies & Entertainment - 1.0%
206,487      Regal Entertainment Group                            $   4,724,422
                                                                  -------------
             Publishing - 0.1%
  9,905      Idearc, Inc.                                         $     349,151
                                                                  -------------
             Total Media                                          $   5,073,573
                                                                  -------------
             Food, Beverage & Tobacco - 6.4%
             Packaged Foods & Meats - 1.2%
175,000      B&G Foods, Inc.                                      $   2,388,750
 92,828      Kraft Foods, Inc.                                        3,141,300
                                                                  -------------
                                                                  $   5,530,050
                                                                  -------------


20   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Shares                                                                    Value
             Tobacco - 5.2%
134,140      Altria Group, Inc.                                   $   9,537,354
172,872      Loews Corp. - Carolina Group                            13,440,798
 29,704      Reynolds American, Inc.                                  1,931,948
                                                                  -------------
                                                                  $  24,910,100
                                                                  -------------
             Total Food, Beverage & Tobacco                       $  30,440,150
                                                                  -------------
             Pharmaceuticals, Biotechnology & Life Sciences - 4.5%
             Pharmaceuticals - 4.5%
329,758      Bristol-Myers Squibb Co.                             $   9,994,965
216,536      Merck & Co., Inc.                                       11,357,313
                                                                  -------------
             Total Pharmaceuticals, Biotechnology &
             Life Sciences                                        $  21,352,278
                                                                  -------------
             Banks - 4.4%
             Diversified Banks - 0.3%
 28,642      Wachovia Corp.                                       $   1,552,110
                                                                  -------------
             Regional Banks - 1.8%
 81,550      KeyCorp                                              $   2,903,995
 90,000      National City Corp.                                      3,113,100
 67,800      Regions Financial Corp.                                  2,418,426
                                                                  -------------
                                                                  $   8,435,521
                                                                  -------------
             Thrifts & Mortgage Finance - 2.3%
222,700      TrustCo Bank Corp., NY                               $   2,162,417
204,886      Washington Mutual, Inc.                                  8,957,616
                                                                  -------------
                                                                  $  11,120,033
                                                                  -------------
             Total Banks                                          $  21,107,664
                                                                  -------------
             Diversified Financials - 0.5%
             Diversified Financial Services - 0.5%
 42,500      Bank of America Corp.                                $   2,155,175
                                                                  -------------
             Total Diversified Financials                         $   2,155,175
                                                                  -------------
             Telecommunication Services - 9.8%
             Integrated Telecommunication Services - 9.8%
204,553      AT&T, Inc.                                           $   8,456,221
529,946      Citizens Communications Co.                              8,399,644
406,745      Verizon Communications, Inc.                            17,705,610
790,184      Windstream Corp.                                        11,868,564
                                                                  -------------
             otal Telecommunication Services                      $  46,430,039
                                                                  -------------


The accompanying notes are an integral part of these financial statements.   21

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/07 (unaudited)                        (continued)
-------------------------------------------------------------------------------

Shares                                                                    Value
             Utilities - 7.8%
             Electric Utilities - 1.2%
138,400      Empire District Electric Co.                         $   3,264,856
 74,383      Great Plains Energy, Inc.                                2,314,799
                                                                  -------------
                                                                  $   5,579,655
                                                                  -------------
             Gas Utilities - 3.4%
 81,249      AGL Resources, Inc.                                  $   3,466,082
395,466      Atmos Energy Corp.                                      12,809,144
                                                                  -------------
                                                                  $  16,275,226
                                                                  -------------
             Multi-Utilities - 3.2%
100,000      Consolidated Edison, Inc.                            $   4,882,000
285,753      Duke Energy Corp.                                        5,583,614
134,112      NSTAR                                                    4,671,121
                                                                  -------------
                                                                  $  15,136,735
                                                                  -------------
             Total Utilities                                      $  36,991,616
                                                                  -------------
             TOTAL COMMON STOCKS
             (Cost $142,911,400)                                  $ 180,514,069
                                                                  -------------
             NON-CONVERTIBLE PREFERRED STOCKS - 25.1% of Net Assets
             Energy - 1.0%
             Oil & Gas Exploration & Production - 1.0%
 49,300      Apache Corp., Series B, 5.68%                        $   4,961,059
                                                                  -------------
             Total Energy                                         $   4,961,059
                                                                  -------------
             Automobiles & Components - 1.0%
             Automobile Manufacturers - 1.0%
126,542      Ford Motor Co. Capital Trust II, 6.5%                $   4,613,134
                                                                  -------------
             Total Automobiles & Components                       $   4,613,134
                                                                  -------------
             Banks - 6.2%
             Diversified Banks - 3.3%
105,000      Bank One Capital VI, 7.2%                            $   2,643,646
120,000      Barclays Bank Plc, Series 2, 6.625%                      3,102,000
120,000      HSBC Holdings Plc, Series A, 6.2%,                       2,978,400
200,000      Royal Bank of Scotland Group Plc,
              Series L, 5.75%                                         4,764,000
 71,000      Wachovia Preferred Funding Corp.,
             Series A, 7.25%                                          1,988,000
                                                                  -------------
                                                                  $  15,476,046
                                                                  -------------


22 The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

 Shares                                                                   Value
             Thrifts & Mortgage Finance - 2.9%
 56,980      Countrywide Capital V, 7.0%                          $   1,409,262
100,000      Fannie Mae, Series N, 5.5%                               4,884,000
 57,000      Freddie Mac, 5.81%                                       2,835,750
 39,000      Freddie Mac, Series F, 5.0%                              1,741,350
 58,000      Freddie Mac, Series K, 5.79%                             2,871,000
                                                                  -------------
                                                                  $  13,741,362
                                                                  -------------
             Total Banks                                          $  29,217,408
                                                                  -------------
             Diversified Financials - 7.5%
             Diversified Financial Services - 3.8%
 49,000      ABN Amro Capital Fund Trust VII, 6.08%               $   1,178,450
120,000      Bank of America Corp., Series D, 6.204%                  3,118,800
 55,000      Citigroup, Inc., Series G, 6.213%                        2,762,650
 81,500      Citigroup, Inc., Series M, 5.864%                        4,077,445
120,000      Deustche Bank Capital Funding Trust VIII, 6.375%         3,015,000
150,000      JPMorgan Chase Capital Trust XVI, 6.35%                  3,721,500
                                                                  -------------
                                                                  $  17,873,845
                                                                  -------------
             Consumer Finance - 0.8%
 18,000      MBNA Capital, Series D, 8.125%                       $     452,873
 70,000      SLM Holdings Corp., Series A, 6.97%                      3,482,500
                                                                  -------------
                                                                  $   3,935,373
                                                                  -------------
             Investment Banking & Brokerage - 2.9%
 57,000      Bear Stearns Companies, Inc., Series F, 5.72%        $   2,850,000
 40,000      Bear Stearns Companies, Inc., Series G, 5.49%            2,000,000
100,000      Lehman Brothers Holdings, Inc., 6.5%                     2,553,000
 19,000      Lehman Brothers Holdings, Inc., Series C, 5.94%            948,860
 30,000      Lehman Brothers Holdings, Inc., Series D, 5.67%          1,468,500
 65,000      Merrill Lynch Preferred Capital Trust IV, 7.12%          1,638,993
 87,000      Merrill Lynch Preferred Capital Trust V, 7.28%           2,211,403
                                                                  -------------
                                                                  $  13,670,756
                                                                  -------------
             Total Diversified Financials                         $  35,479,974
                                                                  -------------
             Insurance - 3.6%
             Life & Health Insurance - 0.8%
159,000      Scottish Re Group, Ltd., 7.25%                       $   3,696,750
                                                                  -------------
             Property & Casualty Insurance - 2.0%
110,000      ACE, Ltd., Series C, 7.8%                            $   2,818,200
161,000      Berkley W.R. Capital Trust II, 6.75%                     3,985,275
109,000      XL Capital, Ltd., Series B, 7.625%                       2,770,780
                                                                  -------------
                                                                  $   9,574,255
                                                                  -------------


The accompanying notes are an integral part of these financial statements.   23

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/07 (unaudited)                        (continued)
-------------------------------------------------------------------------------

Shares                                                                    Value
             Reinsurance - 0.8%
170,500      RenaissanceRe Holdings, Ltd., Series C, 6.08%        $   3,907,860
                                                                  -------------
             Total Insurance                                      $  17,178,865
                                                                  -------------
             Real Estate - 2.7%
             Diversification Real Estate Investment Trust - 0.8%
128,000      PS Business Parks, Inc., Series H, 7.0%              $   3,207,680
 32,440      PS Business Parks, Inc., Series I, 6.875%                  805,809
                                                                  -------------
                                                                  $   4,013,489
                                                                  -------------
             Industrial Real Estate Investment Trust - 0.2%
 40,000      Prologis Trust, Series G, 6.75%                      $   1,006,400
                                                                  -------------
             Office Real Estate Investment Trust - 0.3%
 15,000      Brandywine Realty Trust, Series C, 7.5%              $     378,450
 34,500      Brandywine Realty Trust, Series D, 7.375%                 882,855
                                                                  -------------
                                                                  $   1,261,305
                                                                  -------------
             Retail Real Estate Investment Trust - 0.8%
 94,000      Regency Centers Corp., Series C, 7.45%               $   2,359,400
 53,500      Regency Centers Corp., Series E, 6.7%                   1,326,800
                                                                  -------------
                                                                  $   3,686,200
                                                                  -------------
             Specialized Real Estate Investment Trust - 0.6%
124,000      Public Storage, Inc., Series F, 6.45%                $   2,992,120
                                                                  -------------
             Total Real Estate                                    $  12,959,514
                                                                  -------------
             Utilities - 3.1%
             Electric Utilities - 2.8%
 98,000      Alabama Power Co., 5.3%                              $   2,312,800
113,000      Alabama Power Co., 5.83%                                 2,783,190
 78,000      Interstate Power & Light Co., Series B, 8.375%           2,439,060
 40,000      Mississippi Power Co., 5.25%                             1,003,600
  7,700      PPL Electric Utilities Corp., 4.5%                         669,130
 73,000      Southern California Edison Co., 4.32%                    1,460,000
 94,000      Virginia Power Capital Trust II, 7.375%                  2,353,564
                                                                  -------------
                                                                  $  13,021,344
                                                                  -------------
             Gas Utilities - 0.3%
 62,000      Southern Union Co., Series C, 7.55%                  $   1,590,300
                                                                  -------------
             Total Utilities                                      $  14,611,644
                                                                  -------------
             TOTAL NON-CONVERTIBLE PREFERRED STOCKS
             (Cost $121,803,711)                                  $ 119,021,598
                                                                  -------------


24   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

 Shares                                                                   Value
             CONVERTIBLE PREFERRED STOCKS - 2.4% of Net Assets
             Capital Goods - 0.5%
             Aerospace & Defense - 0.5%
 15,000      Northrop Grumman Corp., 7.0%                         $   2,140,500
                                                                  -------------
             Total Capital Goods                                  $   2,140,500
                                                                  -------------
             Diversified Financials - 1.6%
             Diversified Financial Services - 1.6%
161,000      Lazard, Ltd., 6.625%                                 $   7,436,590
                                                                  -------------
             Total Diversified Financials                         $   7,436,590
                                                                  -------------
             Insurance - 0.3%
             Property & Casualty Insurance - 0.3%
 47,919      XL Capital, Ltd., Class A, 7.0%                      $   1,368,567
                                                                  -------------
             Total Insurance                                      $   1,368,567
                                                                  -------------
             TOTAL CONVERTIBLE PREFERRED STOCKS
             (Cost $7,130,041)                                    $  10,945,657
                                                                  -------------
             TAX-EXEMPT MONEY MARKET MUTUAL FUND - 0.1%
             of Net Assets
626,432      BlackRock Liquidity Funds MuniFund Portfolio         $     626,432
                                                                  -------------
             TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
             (Cost $626,432)                                      $     626,432
                                                                  -------------
             TOTAL INVESTMENTS IN SECURITIES - 136.6%
             (Cost $592,076,252) (c)                              $ 647,221,175
                                                                  -------------
             OTHER ASSETS AND LIABILITIES - 0.6%                  $   3,029,656
                                                                  -------------
             PREFERRED SHARES AT REDEMPTION VALUE,
             INCLUDING DIVIDENDS PAYABLE - (37.2%)                $(176,447,353)
                                                                  -------------
             NET ASSETS APPLICABLE TO COMMON
             SHAREOWNERS - 100.0%                                 $ 473,803,478
                                                                  =============


The accompanying notes are an integral part of these financial statements.   25

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/07 (unaudited)                        (continued)
-------------------------------------------------------------------------------

Portfolio Abbreviations
RIB Residual Interest Bonds

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration.
       At May 31, 2007, the value of these securities amounted $46,630,053, or 9.8% of total net assets.

NR     Security not rated by S&P or Moody's.

+ Prerefunded bonds have been collateralized by U.S. Treasury securities or U.S. Government Agencies, which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at May 31, 2007.

(b) The concentration of tax-exempt investments by type of obligation/market sector is as follows:

         Insured                                                                         23.2%
         General Obligation                                                               0.9
         Revenue Bonds:
          Health Revenue                                                                 25.2
          Tobacco Revenue                                                                15.9
          Development Revenue                                                            11.0
          Education Revenue                                                               7.6
          Housing Revenue                                                                 4.6
          Transportation Revenue                                                          4.1
          Pollution Control Revenue                                                       2.8
          School District Revenue                                                         1.8
          Facilities Revenue                                                              1.6
          Airport Revenue                                                                 0.6
          Gaming Revenue                                                                  0.5
          Other Revenue                                                                   0.2
                                                                                        -----
                                                                                        100.0%
                                                                                        =====

(c) At May 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $591,857,569 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
       excess of value over tax cost                                              $61,614,099
       Aggregate gross unrealized loss for all investments in which there is an
       excess of tax cost over value                                               (6,250,493)
                                                                                  ------------
       Net unrealized gain                                                        $55,363,606
                                                                                  ============

      For financial reporting purposes net unrealized gain on investments was $55,144,923 and cost of investments aggregated $592,076,252.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2007, aggregated $65,631,196 and $57,293,202, respectively.


26   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 5/31/07 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $592,076,252)          $647,221,175
  Receivables -
    Dividends and interest                                            6,747,121
  Unrealized appreciation on interest rate swaps                      1,734,541
  Prepaid expenses                                                       21,402
                                                                   ------------
     Total assets                                                  $655,724,239
                                                                   ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                $  3,000,000
  Due to custodian                                                    1,731,463
  Due to affiliate                                                      341,557
  Administration fee payable                                             33,580
  Accrued expenses                                                      366,808
                                                                   ------------
     Total liabilities                                             $  5,473,408
                                                                   ------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 7,050
    shares, including dividends payable of $197,353                $176,447,353
                                                                   ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                  $408,360,057
  Undistributed net investment income                                   612,423
  Accumulated net realized gain on investments and interest
    rate swaps                                                        7,951,534
  Net unrealized gain on investments                                 55,144,923
  Net unrealized gain on interest rate swaps                          1,734,541
                                                                   ------------
     Net assets applicable to common shareowners                   $473,803,478
                                                                   ============
NET ASSET VALUE PER SHARE:
  No par value, (unlimited number of shares authorized)
    Based on $473,803,478/28,706,981 common shares                 $      16.50
                                                                   ============


The accompanying notes are an integral part of these financial statements.   27

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
-------------------------------------------------------------------------------
For the Six Months Ended 5/31/07

INVESTMENT INCOME:
    Dividends                                  $  7,379,450
    Interest                                      9,490,257
                                               ------------
                                                                  $ 16,869,707
                                                                  ------------
EXPENSES:
    Management fees                            $  1,929,101
    Administration fees and reimbursement           252,447
    Transfer agent fees and expenses                233,775
    Auction agent fees                              232,765
    Custodian fees                                   20,302
    Registration fees                                12,355
    Professional fees                               178,540
    Printing expense                                 17,763
    Trustees' fees                                    6,113
    Pricing fees                                      8,677
    Insurance fees                                    7,256
    Miscellaneous                                     8,487
                                               ------------
     Total expenses                                               $  2,907,581
                                                                  ------------
       Net investment income                                      $ 13,962,126
                                                                  ------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND INTEREST RATE SWAPS:
    Net realized gain from:
     Investments                               $  7,593,831
     Interest rate swaps                            392,702       $  7,986,533
                                               ------------       ------------
    Change in net unrealized gain from:
     Investments                               $  2,061,846
     Interest rate swaps                            484,449       $  2,546,295
                                               ------------       ------------
     Net gain on investments and interest
       rate swaps                                                 $ 10,532,828
                                                                  ------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
SHAREOWNERS FROM:
    Net investment income                      $ (4,030,879)
    Net realized gains                             (114,868)
                                               ------------
     Total distributions                                          $ (4,145,747)
                                                                  ------------
     Net increase in net assets applicable
       to common shareowners resulting
       from operations                                            $ 20,349,207
                                                                  ============


28  The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
For the Six Months Ended 5/31/07 and the Year Ended 11/30/06, respectively

                                                     Six Months
                                                       Ended          Year
                                                      5/31/07        Ended
                                                    (unaudited)     11/30/06
FROM OPERATIONS:
 Net investment income                             $ 13,962,126   $ 27,998,168
 Net realized gain on investments and interest
  rate swaps                                          7,986,533        688,474
 Change in net unrealized gain on investments
  and interest rate swaps                             2,546,295     44,563,306
 Dividends and distributions to preferred
  shareowners from:
    Net investment income                            (4,030,879)    (7,360,344)
    Net realized gains                                 (114,868)      (571,728)
                                                   ------------   ------------
      Net increase in net assets applicable to
       common shareowners                          $ 20,349,207   $  5,317,876
                                                   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREOWNERS:
 Net investment income
   ($0.37 and $0.67 per share, respectively)       $(10,503,885)  $(19,187,745)
 Net realized capital gains
   ($0.01 and $0.08 per share, respectively)           (333,001)    (2,315,448)
                                                   ------------   ------------
     Total distributions to common shareowners     $(10,836,886)  $(21,503,193)
                                                   ------------   ------------
     Net increase in net assets applicable to
       common shareowners                          $  9,512,321   $ 43,814,683
NET ASSETS APPLICABLE TO COMMON
SHAREOWNERS:
  Beginning of period                               464,291,157    420,476,474
                                                   ------------   ------------
  End of period                                    $473,803,478   $464,291,157
                                                   ============   ============
  Undistributed net investment income              $    612,423   $  1,185,061
                                                   ============   ============


The accompanying notes are an integral part of these financial statements.   29

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/07
-------------------------------------------------------------------------------

                                                                   For the
                                                                  Six Months
                                                                    Ended           Year           Year         1/30/04 (b)
                                                                   5/31/07          Ended          Ended            to
                                                                 (unaudited)      11/30/06       11/30/05        11/30/04
Per Common Share Operating Performance
Net asset value, beginning of period                             $  16.17         $  14.65       $  14.55        $  14.33(c)
                                                                 --------         --------       --------        --------
Increase (decrease) from investment operations:(a)
 Net investment income                                           $   0.49         $   0.98       $   0.95        $   0.66
 Net realized and unrealized gain on investments and
  interest rate swaps                                                0.36             1.57          0.13             0.27
 Dividends and distributions to preferred shareowners from:
   Net Investment income                                            (0.14)           (0.26)        (0.19)           (0.06)
   Net realized gain                                                    -(d)         (0.02)             -(d)            -
                                                                 --------         --------       --------        --------
 Net increase from investment operations                         $   0.71         $   2.27       $   0.89        $   0.87
Dividends and distributions to common shareowners from:
 Net investment income                                              (0.37)           (0.67)         (0.79)          (0.55)
 Net realized gain                                                  (0.01)           (0.08)             -               -
Capital charge with respect to issuance of:
 Common shares                                                          -                -              -           (0.03)
 Preferred shares                                                       -                -              -           (0.07)
                                                                 --------         --------       --------        --------
Net increase in net asset value                                  $   0.33         $   1.52       $   0.10        $   0.22
                                                                 --------         --------       --------        --------
Net asset value, end of period(e)                                $  16.50         $  16.17       $  14.65        $  14.55
                                                                 ========         ========       ========        ========
Market value, end of period(e)                                   $  15.23         $  14.00       $  12.18        $  12.74
                                                                 --------         --------       --------        --------
Total return(f)                                                     11.63%           21.79%         1.51%          (11.26)%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                     1.24%(h)         1.12%          1.12%           1.04%(h)
 Net investment income before preferred share dividends              5.98%(h)         6.43%          6.32%           5.69%(h)
 Preferred share dividends                                           1.73%(h)         1.69%          1.28%           0.55%(h)
 Net investment income available to common shareowners               4.25%(h)         4.74%          5.04%           5.14%(h)
Portfolio turnover                                                      9%              16%            27%             63%
Net assets of common shareowners, end of period
 (in thousands)                                                  $473,803         $464,291       $420,476        $417,789
Preferred shares outstanding (in thousands)                      $176,250         $176,250       $176,250        $176,250
Asset coverage per preferred share, end of period                $ 92,234         $ 90,870       $ 84,651        $ 84,264
Average market value per preferred share                         $ 25,000         $ 25,000       $ 25,000        $ 25,000
Liquidation value, including dividends payable, per
 preferred share                                                 $ 25,028         $ 25,015       $ 25,009        $ 25,003
Ratios to average net assets of common shareowners
 before reimbursement of organization expenses
 Net expenses(g)                                                     1.24%(h)         1.12%          1.12%           1.05%(h)
 Net investment income before preferred share dividends              5.98%(h)         6.43%          6.32%           5.68%(h)
 Preferred share dividends                                           1.73%(h)         1.69%          1.28%           0.55%(h)
 Net investment income available to common shareowners               4.25%(h)         4.74%          5.04%           5.13%(h)


30   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/07
-------------------------------------------------------------------------------

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Trust shares were first publicly offered on January 30, 2004.
(c) Net asset value immediately after the closing of the first public offering was $14.30.
(d) Amount is less than $0.01 per common share.
(e) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(h) Annualized.

The information above represents the operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


The accompanying notes are an integral part of these financial statements.   31

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/07 (unaudited)
-------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax Advantaged Balanced Trust (the "Trust") was organized as a Delaware statutory trust on October 16, 2003. Prior to commencing operations on January 30, 2004, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income.

The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The Trust may also invest in common stocks and preferred securities that pay tax-qualified dividends. In addition, the Trust may invest in other securities, including debt instruments, real estate investment trusts ("REITS") and equity securities, that generate income taxable at ordinary income rates, rather than long-term capital gain rates.

There can be no assurance as to the portion of the Trust's dividends that will be tax-exempt or tax-qualified.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

    Security transactions are recorded as of trade date. Debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. The values of interest rate swaps are determined by obtaining dealer quotations. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Trust may also use the fair value of a security, including a non U.S. security, when the closing market price on the principal exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. As of May 31, 2007, there were no securities fair valued. Temporary cash investments are valued at net asset value.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discount and premium on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Interest income, including

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/07 (unaudited)                  (continued)
-------------------------------------------------------------------------------

     income on interest bearing cash accounts, is recorded on an accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid to common and preferred shareowners will be determined at the end of the current fiscal year. Distributions during the year ended November 30, 2006 were as follows:

-------------------------------------------------------------------------------
                                                                     2006
-------------------------------------------------------------------------------
Distributions paid from:
Tax-Exempt income                                                $13,521,779
Ordinary income                                                   13,026,310
Long-term capital gain                                             2,887,176
                                                                 -----------
                                                                 $29,435,265
                                                                 ===========
-------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2006.

-------------------------------------------------------------------------------
                                                                         2006
-------------------------------------------------------------------------------
Undistributed tax-exempt income                                     $   590,795
Undistributed ordinary income                                           555,079
Undistributed long-term gain                                            446,744
Dividends payable                                                       (93,771)
Unrealized appreciation                                              54,432,253
                                                                    -----------
  Total                                                             $55,931,100
                                                                    ===========
-------------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accounting treatment for swap agreements and the deferral of Post-October losses for tax purposes.

C.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/07 (unaudited)                  (continued)
-------------------------------------------------------------------------------

     trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.   Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of Unicredito Italiano S.p.A. ("Unicredito Italiano") manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses to 0.80% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense for this purpose. As of February 2, 2007, the expense limitation was no longer in effect. For the six months ended May 31, 2007, the

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Trust's expenses were not reduced under such arrangements. For the six months ended, May 31, 2007, the net management fee was equivalent to 0.60% of the Trust's average daily managed assets, which was equivalent to 0.83% of the Trust's average daily net assets attributable to common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. For the six months ended May 31, 2007, $341,557 was payable to PIM related to management costs, administrative costs and certain other services and is included in due to affiliates.

The Trust has retained Princeton Administrators, LLC, ("Princeton") to provide certain administrative services to the Trust on its behalf. The Trust pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

4. Interest Rate Swaps

The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/07 (unaudited)                  (continued)
-------------------------------------------------------------------------------

An interest rate swap is an agreement between two parties, which involves exchanging a floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual of the net interest payments between the parties on a daily basis, with the net amount recorded within the unrealized appreciation/ depreciation of interest rate swaps on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, at the pre-determined dates specified in the agreement, the net amount is recorded as realized gain or loss from interest rate swaps on the Statement of Operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to market" the market value of the swap based on values obtained from dealer quotations. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) closing the contract and the cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, at May 31, 2007 the Trust does not anticipate non-performance by any counterparty. Risk may also arise with regard to market movements in the value of the swap arrangement that do not exactly offset the changes in the related dividend requirement or interest expense on the Trust's leverage.

Under the terms of the agreement entered into by the Trust, the Trust receives a floating rate of interest and pays a fixed rate of interest for the term. Details of the swap agreement outstanding as of May 31, 2007 were as follows:

-------------------------------------------------------------------------------
                  Termination      Notional                                        Unrealized
Counterparty         Date         Amount (000)    Fixed Rate    Floating Rate      Appreciation
-------------        ----        ------------     ----------    -------------    -------------
UBS AG          Sept. 1, 2009      $106,000        2.855%       1 month BMA         $1,734,541

5. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized. Of the 28,706,981 common shares of beneficial interest outstanding at May 31, 2007, PIM owned 6,981 shares.

During the six months ended May 31, 2007 and year ended November 30, 2006, there were no share transactions by the Trust. All reinvested distributions were satisfied with previously issued shares

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

purchased in the open market and by the Plan Agent and credited to shareowner accounts.

The Trust may classify and reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of May 31, 2007, there were 7,050 AMPS as follows: Series T7-2,350, Series F7-2,350 and Series TH28-2,350.

Dividends on Series T7 and Series F7 are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on Series TH28 are also cumulative at a rate reset every 28 days based on the results of an auction. Dividend rates ranged from 4.00% to 5.30% during the six months ended May 31, 2007.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/07                              (continued)
-------------------------------------------------------------------------------

6. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than November 30, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is currently evaluating the implications of SFAS 157 and its impact on the Trust's financial statement disclosures, if any, has not yet been determined.

7. Subsequent Events

Subsequent to May 31, 2007, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.061 per common share payable June 29, 2007 to common shareowners of record on June 15, 2007.

Subsequent to May 31, 2007, dividends declared and paid on preferred shares totaled $700,371 in aggregate for the three outstanding preferred share series through July 9, 2007.

On June 19, 2007, the Trustees of the Trust voted to adopt a new level distribution policy. The Trust's new level distribution policy is meant to provide investors with a relatively stable monthly distribution out of a combination of current net investment income and paid-in capital beginning with the July 2007 payment. The Trust expects to distribute its long term capital gains in November 2007. The Trust is

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

applying to the Securities and Exchange Commission for exemptive relief to allow the Trust to include long-term capital gains in its monthly distributions.

The exact amount of the level monthly distributions may be adjusted from time to time by the Trustees to reflect current conditions. However, under the Investment Company Act of 1940, the Trust is required to estimate and indicate the source of each monthly distribution to its shareowners. This estimated source may vary from month to month because it may be materially affected by changes in the cumulative level and composition of the Trust's actual earnings from its investment activities and the level of expenses.

Shareowners should understand that distributions from paid-in capital (i.e. return of capital) are not from earnings of the Trust. Such return of capital components of the Trust's monthly distributions do not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income" of the Trust. At the Trust's fiscal year end (November 30) the Trust will determine if any portion of the reported distributions from paid-in capital need to be re-characterized for tax purposes as taxable ordinary income and reportable to shareowners and the IRS on Form 1099 DIV.

In January 2008, shareowners will receive a Form 1099 DIV, which will show the amount and composition of all 2007 distributions paid to them from the Trust. That form will provide shareowners with information as to the appropriate tax treatment of each component.

The annual meeting of shareholders of the Trust was held on Friday, June 8, 2007. Shareholders of the common shares and the preferred shares, voting as a single class, elected Arthur D. Lipson and Robert Ferguson as Trustees. The election of the Trustee designated to be elected by the holders of the Trust's preferred shares was adjourned due to a lack of a quorum. The Trust will disclose detailed voting results in its annual report.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/07                              (continued)
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)

During the period, there were no material changes in the Trust's investment objective or fundamental policies that were not approved by the shareowners. There were no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. Day-to-day management of the Trust's portfolio of municipal securities is the responsibility of David Eurkus. Mr. Eurkus is supported by the fixed-income team. Members of this team manage other Pioneer funds investing primarily in fixed-income securities. Mr. Eurkus joined Pioneer as a senior vice president in January 2000 and has been an investment professional since 1969. Day-to-day management of the Trust's portfolio of equity securities is the responsibility of Walter Hunnewell, Jr. Mr. Hunnewell is supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. Mr. Hunnewell, a vice president, joined Pioneer in August 2001 and has been an investment professional since 1985. The portfolio managers and each team also may draw upon the research and investment management expertise of the global research teams, which provide quantitative and fundamental research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML).

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Pioneer Tax Advantaged Balanced Trust
-------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr., Chairman          John F. Cogan, Jr., President
David R. Bock                         Daniel K. Kingsbury, Executive
Mary K. Bush                          Vice President
Margaret B.W. Graham                  Vincent Nave, Treasurer
Daniel K. Kingsbury                   Dorothy E. Bourassa, Secretary
Thomas J. Perna
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, LLC

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 months ended June 30, is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on our web site and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------

                           This page for your notes.

-------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
-------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information                                1-800-710-0935

Or write to AST:

For                                                Write to

General inquiries, lost dividend checks,           American Stock
change of address, lost stock certificates,        Transfer & Trust
stock transfer                                     Operations Center
                                                   6201 15th Ave.
                                                   Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                  American Stock
                                                   Transfer & Trust Company
                                                   Wall Street Station
                                                   P.O. Box 922
                                                   New York, NY 10269-0560

Website                                            www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

N/A


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Information not required in semi annual reports on form NCSR.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Tax Advantaged Balanced Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date July 31, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date July 31, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date July 31, 2007

* Print the name and title of each signing officer under his or her signature.